Income Taxes (Schedule Of Deferred Income Taxes) (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets
Net operating loss carry forwards	$ 12,080	$ 19,407
Intangible assets	2	3
Stock-based compensation	281	403
Tax effected state benefit	973	963
Other	101	76
Total deferred tax asset	13,437	20,852
Valuation allowance	(13,437)	(20,852)
Net deferred tax asset	$ 0	$ 0